UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 3, 2024
T STAMP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 806-9906
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	IDAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 3, 2024, T Stamp Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with a certain institutional investor, pursuant to which the Company agreed to issue and sell to the investor (i) in a registered direct offering Pre-Funded Warrants (the "Pre-Funded Warrants") to purchase 1,432,399 shares of the Company's Class A Common Stock, par value $0.01 per share, (the “Class A Common Stock”), and (ii) in a concurrent private placement, common stock purchase warrants (the “Private Placement Warrants”), exercisable for an aggregate of up to 2,865,798 shares of Class A Common Stock, at an exercise price of $0.3223 per share of Class A Common Stock. The offering price per Pre-Funded Warrant is $0.3213.
The securities to be issued in the registered direct offering were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-271091) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on April 3, 2023 and declared effective on April 12, 2023. The Pre-Funded Warrants are exercisable upon issuance and will remain exercisable until all of the Pre-Funded Warrants are exercised in full.
The Private Placement Warrants (and the shares of Class A Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.
Pursuant to the SPA, the Company agreed to hold an annual or special meeting of its stockholders within sixty (60) days following the closing date of the SPA for the purpose of obtaining shareholder approval of the SPA and transactions contemplated thereunder (including, but not limited to, the issuance of the Pre-Funded Warrants, Private Placement Warrants, and shares issuable upon the exercise of the Pre-Funded Warrants and Private Placement Warrants) as may be required by the applicable rules and regulations of the Nasdaq Stock Market (“Shareholder Approval”). If the Company does not obtain Shareholder Approval at the first meeting, the Company must call a meeting every ninety (90) days thereafter to seek Shareholder Approval until the earlier of the date on which Shareholder Approval is obtained or the warrants are no longer outstanding.
The Private Placement Warrants are immediately exercisable upon the date Shareholder Approval is received, and will expire five years thereafter, and in certain circumstances may be exercised on a cashless basis. If we fail for any reason to deliver shares of Class A Common Stock upon the valid exercise of the Private Placement Warrants, subject to our receipt of a valid exercise notice and the aggregate exercise price, by the time period set forth in the Private Placement Warrants, we are required to pay the applicable holder, in cash, as liquidated damages as set forth in the Private Placement Warrants. The Pre-Funded Warrants and Private Placement Warrants also include customary buy-in rights in the event we fail to deliver shares of common stock upon exercise thereof within the time periods set forth in the Pre-Funded Warrants and Private Placement Warrants.
On September 3, 2024, the Company closed the registered direct offering and the private placement offering (collectively, the “Offering”), raising gross proceeds of approximately $2.0 million before deducting placement agent fees and other offering expenses payable by the Company. In the event that all Private Placement Warrants are exercised for cash, the Company will receive additional gross proceeds of approximately $3.076 million. The Company’s primary use of the net proceeds is to fund the termination of its transaction documents with HCM Management Foundation with the balance being used for working capital, capital expenditures and other general corporate purposes.
Pursuant to the terms of the SPA, the Company is required within 30 days of September 3, 2024 to file a registration statement on Form S-1 or other appropriate form if the Company is not then S-1 eligible registering the resale of the shares of Class A Common Stock issued and issuable upon the exercise of the Private Placement Warrants. The Company is required to use commercially reasonable efforts to cause such registration to become effective within 91 days of the closing date of the Offering, and to keep the registration statement effective at all times until no investor owns any Private Placement Warrants or shares issuable upon exercise thereof.
Pursuant to the terms of the SPA, from September 3, 2024 until 45 days thereafter, subject to certain exceptions, we may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents, or file any registration statement or any amendment or supplement thereto, other than a prospectus supplement for the Shelf Registration Statement. In addition, from September 3, 2024 until 45 days thereafter, we are prohibited from effecting or entering into an agreement to effect any issuance of common stock or common stock equivalents involving a variable rate transaction (as defined in the SPA).

Placement Agency Agreement

Also in connection with the Offering, on September 3, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Shares, Pre-Funded Warrants, and Private Placement Warrants. The Company will pay the Placement Agent a cash fee equal to 6.0% of the gross proceeds generated from such sales and will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $45,000.

The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

In addition, pursuant to certain “lock-up” agreements (each, a “Lock-Up Agreement”) that were required to be entered into as a condition to the closing of the SPA, our officers and directors have agreed, for a period of 60 days from September 3, 2024, not to engage in any of the following, whether directly or indirectly, without the consent of the purchaser under the SPA: offer to sell, sell, contract to sell pledge, grant, lend, or otherwise transfer or dispose of our common stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock (the “Lock-Up Securities”); enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities; make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lock-Up Securities; enter into any transaction, swap, hedge, or other arrangement relating to any Lock-Up Securities subject to customary exceptions; or publicly disclose the intention to do any of the foregoing.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Pre-Funded Warrants, the Private Placement Warrants, the SPA, and Lock-Up Agreement and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 10.1, and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

CrowdCheck Law LLP, securities counsel to the Company, delivered an opinion as to the validity of the Shares, Pre-Funded Warrants and shares of Class A Common Stock issuable upon exercise of the Pre-Funded Warrants, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Exercise Agreement

Also on September 3, 2024, the Company entered into a warrant exercise agreement (the “WEA”) with the same institutional investor, pursuant to which the institutional investor agreed to exercise (the “Exercise”) (i) all of the warrants issued to the institutional investor on June 5, 2023, as subsequently amended on December 20, 2023, which are exercisable for 1,173,030 shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) with a current exercise price of $1.34 per share (the “June 2023 Warrants”) and (ii) all of the warrants issued to the institutional investor on December 20, 2023, which are exercisable for 3,600,000 shares of Class A Common Stock, with a current exercise price of $1.34 per share (the “December 2023 Warrants” and collectively with the June 2023, the “Existing Warrants”). In consideration for the immediate exercise of 4,773,000 of the Existing Warrants for cash, the Company agreed to reduce the exercise price of all of the Existing Warrants, including any unexercised portion thereof, to $0.3223 per share, which is equal to the most recent closing price of the Company’s Class A Common Stock on The Nasdaq Stock Market prior to the execution of the WEA. In addition, in consideration for such Exercise, the institutional investor received new unregistered warrants to purchase up to an aggregate of 9,546,000 shares of Class A Common Stock, equal to 200% of the shares of Class A Common Stock issued in connection with the Exercise, with an exercise price of $0.3223 per share (the “New Warrants”) in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”).
The New Warrants will have substantially the same terms as the June 2023 Warrants, except that the New Warrants will not become exercisable until such time as the Company has received stockholder approval with respect to the issuance of shares of Class A Common Stock underlying the New Warrants and will remain exercisable for five (5) years from the stockholder approval. The Company agreed to hold a stockholder meeting for this purpose no later than the 90th calendar date following the entry into the WEA. The Company agreed to file a resale registration statement on Form S-3 within 30 days of September 3, 2024 with respect to the New Warrants and the shares of Class A Common Stock issuable upon exercise of the New Warrants. The Existing Warrants and the New Warrants each include a beneficial ownership limitation that prevents the institutional investor from owning more than 9.99%, with respect to the Existing Warrants, and 4.99%, with respect to the New Warrants, of the Company’s outstanding Class A Common Stock at any time.
Additionally, pursuant to the WEA, from September 3, 2024 until the 60th day thereafter, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company of any common stock of the Company or any common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of the Company’s common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of the Company’s common stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Company’s common stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price, regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled. The institutional investor will be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.
The gross proceeds to the Company from the Exercise was approximately $1.538 million, prior to deducting warrant inducement agent fees and estimated offering expenses. The Company intends to use the remainder of the net proceeds for business growth, working capital and general corporate purposes.
Maxim Group LLC (“Maxim”) acted as the exclusive warrant inducement agent and financial advisor to the Company for the Exercise. The Company agreed to pay Maxim an aggregate cash fee equal to 6.0% of the gross proceeds received by the Company from the Exercise.
The resales of the shares of Class A Common Stock underlying the Existing Warrants have been registered pursuant to a registration statement on Form S-1 (File No. 333-274160) with respect to the June 2023 Warrants, and pursuant to a registration statement on Form S-3 (File No. 333-277151) with respect to the December 2023 Warrants (collectively, the “Registration Statements”). The Registration Statements are currently effective for the resale of the shares of Class A Common Stock issuable upon the exercise of the Existing Warrants.
The foregoing descriptions of the warrant exercise agreement and the New Warrants are not complete and are qualified in their entirety by reference to the full text of the form of WEA and the form of the New Warrant, copies of which are filed hereto as Exhibits 10.2 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
The applicable information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) with respect to the issuance of New Warrants is incorporated herein by reference. The New Warrants described in Item 1.01 above were offered in a private placement pursuant to an applicable exemption from the registration requirements of the Securities Act and, along with the shares of Class A Common Stock issuable upon the exercise thereof, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. The New Warrants were offered only to accredited investors.
This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Termination and Release Agreement

On September 3, 2024, the Company entered into a Termination and Release Agreement (the “Termination and Release Agreement”) under which the transaction entered into between the Company and HCM Management Foundation (“HCM”) as described in the Form 8-K filed by the Company on April 4, 2024 is terminated and none of the Securities Purchase Agreement, Warrant A, Warrant B, or Warrant C (the “Transaction Documents”) will have any further force or effect. In consideration of the termination of the Transaction Documents, the Company has provided payment of $1.65 million to HCM or its affiliate.

The foregoing description of the Termination and Release Agreement is not complete and is qualified by reference to the full text of the Termination and Release Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02. Unregistered Sale of Equity Securities.
The applicable information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) with respect to the issuance of the Private Placement Warrants and the New Warrants is incorporated herein by reference.
Item 8.01. Other Events.
On September 3, 2024, the Company issued a press release announcing the transaction discussed in Item 1.01. A copy of that press release is being furnished herewith as Exhibit 99.1.
Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Class A Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Placement Agency Agreement by and between the Company and the Placement Agent entered into on September 3, 2024
4.1	Form of Pre-Funded Warrant
4.2	Form of New Warrant
5.1	Opinion of CrowdCheck Law LLP
10.1+	Form of Securities Purchase Agreement by and between the Company and a certain institutional investor dated September 3, 2024
10.2	Form of Warrant Exercise Agreement, dated September 3, 2024, by and between T Stamp Inc. and the Institutional Investor
10.3	Form of Termination and Release Agreement
10.4	Form of Lock-Up Agreement
23.1	Opinion of CrowdCheck Law LLP (contained in Exhibit 5.1 above)
99.1	Press Release of the registrant issued September 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Pursuant to Item 601(a)(5) of Regulation S-K, schedules have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer
Dated: September 5, 2024